Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 6, 2006
                                                 -------------------------------

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  000-30997                 84-1508866
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On October 6, 2006, the Board of Directors of Astralis, Ltd. (the "Registrant") issued a press release announcing that it has determined that the Registrant is unable to continue funding drug development activities and is considering strategic alternatives including a sale of the assets of the Registrant. A copy of the press release is furnished as Exhibit 99.1 to this report. On August 21, 2005, the Registrant announced that "As of the date of this press release, the Registrant's liabilities exceed its cash. If the Registrant does not acquire additional cash within days, it will be forced to cease operations." The Registrant has been unable to identify sufficient funds to finance its continuing operations.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.                        Description
99.1            Press release, dated October 6, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.

Date: October 10, 2006                          By: /s/ Jose O'Daly
                                                    ----------------------------
                                                    Jose O'Daly
                                                    Chief Scientific Officer and
                                                    Chairman of the Board